CERTIFICATION OF PERIODIC FINANCIAL REPORTS

I, Richard Cohen, Chief Financial Officer of Dune Energy, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 2004 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

(2) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Dune Energy, Inc.


Dated: November 11, 2004
                                               /s/ Richard Cohen
                                               ---------------------------------
                                               Richard Cohen
                                               Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.